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                                                                    Exhibit 23.1


                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]



Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1994, included in Southern National Corporation's report on Form 8-K dated September 26, 1994, and to all references to our firm included in this registration statement.



                                                         ARTHUR ANDERSEN LLP


Charlotte, North Carolina,
 February 24, 1995.


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